EXHIBIT 10.1

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release (this “Agreement”) is made this 6th day of August 2007, by and among U-Store-It, L.P., a Delaware limited partnership (the “Operating Partnership”), U-Store-It Trust, a Maryland real estate investment trust (“USI”), U-Store-It Mini Warehouse Co., an Ohio corporation (“USI Warehouse”), YSI Management LLC, a Delaware limited liability company (“YSI”), U-Store-It Development, LLC, a Delaware limited liability company (“USI Development”), Rising Tide Development LLC, a Delaware limited liability company (“Rising Tide”), Amsdell and Amsdell, an Ohio general partnership (“Amsdell and Amsdell”), Robert J. Amsdell, Barry L. Amsdell, Todd C. Amsdell, Kyle V. Amsdell, Dean Jernigan and Kathleen A. Weigand.

R E C I T A L S

WHEREAS, the Operating Partnership, USI and YSI initiated a lawsuit captioned U-Store-It Trust, et. al. v. Rising Tide Development, et. al., Case No. 07-625562, in the Cuyahoga County Court of Common Pleas, Cuyahoga County, Ohio (the “First Ohio Lawsuit”); and

WHEREAS, Rising Tide and Robert J. Amsdell filed a Counterclaim in the First Ohio Lawsuit (the “Counterclaim”); and

WHEREAS, Rising Tide and Robert J. Amsdell filed a Third Party Complaint in the First Ohio Lawsuit (the “Third Party Complaint”); and

WHEREAS, Todd C. Amsdell initiated a lawsuit captioned Todd Amsdell v. U-Store-It Trust, et. al., Case No. 07-626345, in the Cuyahoga County Court of Common Pleas, Cuyahoga County, Ohio (the “Second Ohio Lawsuit”); and

WHEREAS, the First Ohio Lawsuit and the Second Ohio Lawsuit (together, “the Ohio Litigation”) were consolidated; and

WHEREAS, Robert J. Amsdell initiated a lawsuit captioned Robert J. Amsdell v. U-Store-It Trust, Case No. WMN 07 1854, in the District Court of Maryland, Baltimore, Maryland (the “Maryland Litigation”); and

WHEREAS, the parties have agreed to mutually waive and release the other parties of any and all Claims (as defined in Section 1.3.1) which may exist between them.

NOW, THEREFORE, the parties, for and in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

ARTICLE 1 – TERMS OF THE SETTLEMENT

1.1 Execution of the Ancillary Agreements. USI, the Operating Partnership, USI Warehouse, YSI, Rising Tide, Amsdell and Amsdell, Robert J. Amsdell, Todd C. Amsdell and Barry L. Amsdell, as applicable, agree to execute the following ancillary agreements (the “Ancillary Agreements”) contemporaneously with the execution of this Agreement and each of the Ancillary Agreements is hereby made a part of this Agreement:

1.1.1	Purchase and Sale Agreement by and between the Operating Partnership and Rising Tide attached hereto as Exhibit A (the “2007 Acquired Properties Purchase Agreement”).

1.1.2	Option Termination Agreement by and between the Operating Partnership and Rising Tide attached hereto as Exhibit B.

1.1.3	Property Management Termination Agreement by and among YSI, USI and Rising Tide attached hereto as Exhibit C (the “Property Management Termination”).

1.1.4	Marketing and Ancillary Services Termination Agreement by and between USI Warehouse and Rising Tide attached hereto as Exhibit D.

1.1.5	First Amendment to Lease by and between the Operating Partnership and Amsdell and Amsdell, in the form attached hereto as Exhibit E for the leases listed on Exhibit F attached hereto (the “Leases”).

1.1.6	Modification of Noncompetition Agreement and Termination of Employment Agreement by and between USI and Todd C. Amsdell attached hereto as Exhibit G.

1.1.7	Modification of Noncompetition Agreement by and between USI and Barry L. Amsdell attached hereto as Exhibit H.

1.1.8	Modification of Noncompetition Agreement and Termination of Employment Agreement by and between USI and Robert J. Amsdell attached hereto as Exhibit I.

1.1.9	Standstill Agreement by and among Todd C. Amsdell, Barry L. Amsdell, Robert J. Amsdell and USI attached hereto as Exhibit J.

1.1.10	Resignation Letter from Todd C. Amsdell to USI attached hereto as Exhibit K.

1.2 Dismissal of Pending Litigation. Robert J. Amsdell, Todd C. Amsdell, Kyle V. Amsdell, Rising Tide, the Operating Partnership, USI, YSI, USI Development, Dean Jernigan and Kathleen A. Weigand hereby agree that each will instruct their respective counsel to file, within (7) days after the closing of the 2007 Acquired Properties Purchase Agreement, a notice of Voluntary Dismissal, with prejudice with each party to bear its own costs (the “Notice of Dismissal”), of all Claims, including, but not limited to, the Ohio Litigation, the Counterclaim, the Third Party Complaint and the Maryland Litigation (collectively, the “Pending Litigation”).

1.3 Mutual Releases. This Section 1.3 is intended to embody full and final releases among the parties.

1.3.1	Definitions. For purposes of this Agreement, the term “Claims” shall mean any and all manner of actions, causes of action, demands, suits, rights, obligations, liabilities, loss, sums of money, accounts, complaints, bills, covenants, contracts, controversies, agreements, promises, damages, expenses, interests, costs, attorney fees, judgments, compensation of any nature, claims, counterclaims or cross-claims, whether in law or equity, whether asserted or unasserted, of every kind and nature whatsoever, arising out of or under or in any way related to disputes that are the subject of (i) the business relationships or agreements, including but not limited to the Option Agreement by and between the Operating Partnership and Rising Tide dated October 27, 2004, the Property Management Agreement by and between YSI and Rising Tide dated October 27, 2004 and the Marketing and Ancillary Services Agreement by and beween USI Warehouse and Rising Tide dated October 27, 2004, by and among the parties hereto based on facts known to the parties at the Effective Date, or (ii) the Pending Litigation or (iii) any claims under the Age Discrimination in Employment Act of 1967 as amended by the Older Workers Benefit Protection Act (29 U.S.C. Section 621 et seq.). Each party agrees that although they retain the right to file a charge or complaint with or voluntarily participate in an investigation by an administrative agency, each party agrees to waive any relief from any such administrative agency.

1.3.2	Mutual Release By and Among the Operating Partnership, USI, USI Warehouse, YSI and USI Development and Rising Tide, Amsdell and Amsdell, Robert J. Amsdell, Barry L. Amsdell, Todd C. Amsdell and Kyle V. Amsdell. The parties listed in this Section 1.3.2 hereby forever release each other as follows:

(a)

Each of the Operating Partnership, USI, USI Warehouse, YSI and USI Development on behalf of themselves and their respective subsidiaries, affiliates, related companies, predecessors, successors, current and former agents, partners, officers, directors, shareholders, insurers, attorneys, employees, representatives and assigns hereby releases, discharges and waives all Claims against each of Rising Tide, Amsdell and Amsdell, Robert J. Amsdell, Barry L. Amsdell, Todd C. Amsdell and Kyle V. Amsdell and their respective subsidiaries, affiliates, related companies, predecessors, successors, current and former agents, partners, officers, directors, shareholders, insurers, attorneys, employees, representatives and assigns.

(b)	Each of Rising Tide, Amsdell and Amsdell, Robert J. Amsdell, Barry L. Amsdell, Todd C. Amsdell and Kyle V. Amsdell on behalf of themselves and their respective subsidiaries, affiliates, related companies, predecessors, successors, current and former agents, partners, officers, directors, shareholders, insurers, attorneys, employees, representatives and assigns hereby releases, discharges and waives all Claims against each of the Operating Partnership, USI, USI Warehouse, YSI and USI Development and their respective subsidiaries, affiliates, related companies, predecessors, successors, current and former agents, partners, officers, directors, shareholders, insurers, attorneys, employees, representatives and assigns.

1.3.3	Mutual Release By and Among Rising Tide, Amsdell and Amsdell, Robert J. Amsdell, Barry L. Amsdell, Todd C. Amsdell and Kyle V. Amsdell and Dean Jernigan and Kathleen A. Weigand. The parties listed in this Section 1.3.3 hereby forever release each other as follows:

(a)	Each of Rising Tide, Amsdell and Amsdell, Robert J. Amsdell, Barry L. Amsdell, Todd C. Amsdell and Kyle V. Amsdell on behalf of themselves and their respective subsidiaries, affiliates, related companies, predecessors, successors, current and former agents, partners, officers, directors, shareholders, insurers, attorneys, employees, representatives and assigns hereby releases, discharges and waives all Claims against each of Dean Jernigan and Kathleen A. Weigand and their respective subsidiaries, affiliates, related companies, predecessors, successors, current and former agents, partners, officers, directors, shareholders, insurers, attorneys, employees, representatives and assigns.

(b)

Each of Dean Jernigan and Kathleen A. Weigand on behalf of themselves and their respective successors, current or former agents, insurers, attorneys, representatives and assigns hereby releases, discharges and waives all Claims against each of Rising Tide, Amsdell and Amsdell, Robert J. Amsdell, Barry L. Amsdell, Todd C. Amsdell and Kyle V.

Amsdell and their respective subsidiaries, affiliates, related companies, predecessors, successors, current and former agents, partners, officers, directors, shareholders, insurers, attorneys, employees, representatives and assigns.

None of the foregoing mutual releases shall relieve, or be deemed to relieve any party from its obligations to comply with the terms of this Agreement or any of the Ancillary Agreements or release, or be deemed to release, the right of any party to enforce the terms of this Agreement or any of the Ancillary Agreements. In addition, none of the foregoing mutual releases shall (i) relieve, or be deemed to relieve USI, the Operating Partnership, USI Warehouse, YSI or their respective subsidiaries or affiliates from their respective obligations under their organizational documents or the laws of the state of their organization to indemnify or advance funds to Robert J. Amsdell, Barry L. Amsdell or Todd C. Amsdell in the event any claim is brought against any of them by any third party or (ii) release, or be deemed to release, the rights of Robert J. Amsdell, Barry L. Amsdell or Todd C. Amsdell to enforce the provisions of the organizational documents of USI, the Operating Partnership, USI Warehouse, YSI or their respective subsidiaries or affiliates or the laws of the state of their organization for indemnification or advancement of funds in the event any such claim is brought by any third party. Nothing in the immediately preceding sentence shall override the provisions of Section 1.10 of this Agreement.

1.4 Equity Awards of Todd C. Amsdell. Attached hereto as Exhibit L is a form of the stock certificate evidencing 34,645 shares of common stock of USI to be issued to Todd C. Amsdell by USI on the Effective Date, representing deferred shares that vested prior to his termination, but the delivery had been deferred. USI shall deliver such certificate to Todd C. Amsdell on the Effective Date. USI further agrees that Todd C. Amsdell shall receive on the Effective Date the cash amount of all unpaid dividends on the 34,645 shares of common stock of USI. The value of such shares on the Effective Date shall be used for all tax reporting purposes.

1.5 Public Disclosure. The parties agree that USI shall issue a press release upon the execution of this Agreement. The press release shall classify the ending of Todd C. Amsdell’s employment with USI as a resignation. The press release shall be substantially in the form attached as Exhibit M. Prior to the issuance of the final press release, USI shall provide such press release to Robert J. Amsdell for his review and comment, which comments will be shared with the Board of Trustees of USI. The final text of the press release shall be approved by the Board of Trustees of USI. Other than the press release attached as Exhibit M, none of USI, Rising Tide, any of the Amsdells (as defined in Article II) or their respective agents shall issue any press release or make any public statement, public announcement or public disclosure of any kind concerning the subject matter of this Agreement or the Ancillary Agreements, structure of the transactions or the negotiations conducted in connection thereto except (i) to provide factual statements as may be consistent in all material respects with the press release attached as Exhibit M and this Agreement and the Ancillary Agreements that are filed by USI with the Securities and Exchange Commission, (ii) as may be jointly agreed by USI, Rising Tide and the Amsdells, (iii) to provide factual statements in response to a specific inquiry from an analyst or shareholder of USI or (iv) as may be necessary in order to satisfy the requirements of applicable law.

1.6 Resignation of Todd C. Amsdell. Solely to effect this Agreement, USI agrees to accept Todd C. Amsdell’s letter of resignation effective February 19, 2007.

1.7 Prohibition from Exercising Option. The Operating Partnership is hereby prohibited from exercising any of its rights under the Option Agreement by and between the Operating Partnership and Rising Tide dated October 27, 2004.

1.8 Leases. USI agrees to honor its obligations under the terms of the Leases. Amsdell and Amsdell agrees that no past action by USI relating to the Operating Partnership vacating or abandoning a substantial part of the premises constitutes a default under the Leases.

1.9 No Admissions. This Agreement is entered into by the parties hereto solely for the purpose of compromising and settling matters in dispute. This Agreement does not constitute, nor shall it be construed as, an admission by any party of the truth or validity of any claims or contentions asserted by any party or any matter relating to the subject matter of this Agreement, nor shall it be construed as any acknowledgement of any fault or liability to any party or to any other person or entity in connection with any matter or thing, nor shall it be construed as a ratification of any past conduct by any party. This Agreement shall not be admissible in any proceeding except to enforce any of its terms or provisions.

1.10 Legal and Other Transaction Costs. Each party hereto agrees to pay their own previously incurred or yet to be incurred legal fees and expenses relating to the Pending Litigation, this Agreement, the Ancillary Agreements, any negotiations related thereto and any previous USI investigations.

ARTICLE II – REPRESENTATIONS AND WARRANTIES OF THE AMSDELLS AND

RISING TIDE

Each of Robert J. Amsdell, Barry L. Amsdell, Todd C. Amsdell and Kyle V. Amsdell (collectively, the “Amsdells”), Amsdell and Amsdell and Rising Tide hereby make each of the representations and warranties set forth in this Article II to each of the Operating Partnership, USI, USI Warehouse, YSI, USI Development, Dean Jernigan and Kathleen A. Weigand, which representations and warranties made by each such party, are true and correct as of the date first written above and will be true and correct as of the Effective Date:

2.1. Organization, Good Standing and Authority. Rising Tide represents and warrants that it has been duly organized and validly exists in good standing under the laws of its jurisdiction of organization. Each of the Amsdells hereby represents and warrants hereto that this Agreement and each of the Ancillary Agreements to which he is a party has been duly and validly executed and delivered by him; and that this

Agreement and each of the Ancillary Agreements to which he is a party is the legal, valid and binding obligation of him, enforceable against him in accordance with the terms hereof or thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement thereof or relating to creditors’ rights generally. Each of Amsdell and Amsdell and Rising Tide hereby represents and warrants that it has the power and authority to execute, deliver and perform this Agreement and each of the Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby; that this Agreement and each of the Ancillary Agreements to which it is a party has been duly and validly executed and delivered by it; and that this Agreement and each of the Ancillary Agreements to which it is a party is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof or thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement thereof or relating to creditors’ rights generally.

2.2. Consents. Each of the Amsdells, Amsdell and Amsdell and Rising Tide hereby represents and warrants that, no consent, approval, permit or order of, nor filing with, any individual, partnership, corporation, trust or other entity, government agency or political subdivision is required in connection with: (i) the execution, delivery and performance by him or it of this Agreement and each of the Ancillary Agreements to which he or it is a party or (ii) the consummation by him or it of the transactions contemplated hereby or thereby, other than such consents, approvals, permits or orders that have been obtained or will be obtained prior to the Effective Date.

2.3. No Violation. Each of the Amsdells hereby represents and warrants that, to his knowledge, none of the execution, delivery and performance by such party of this Agreement and each of the Ancillary Agreements to which he is a party, nor the consummation by such party of the transactions contemplated hereby or thereby, will be in conflict with, or constitute a default (or an event or condition which, with notice of lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the creation or imposition of any lien or encumbrance under, any agreement, note, mortgage or other instrument to which such party is a party or which such party may be bound or subject, or, to such party’s knowledge, violate any court order or decree binding upon such party. Each of Amsdell and Amsdell and Rising Tide, to its knowledge, hereby represents and warrants that, none of the execution, delivery and performance by such party of this Agreement and each of the Ancillary Agreements to which it is a party, nor the consummation by such party of the transactions contemplated hereby or thereby, will violate any provision of the organizational documents of such party or violate or be in conflict with, or constitute a default (or an event or condition which, with notice of lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the creation or imposition of any lien or encumbrance under, any agreement, note, mortgage or other instrument to which such party is a party or which such party may be bound or subject, or, to such party’s knowledge, violate any court order or decree binding upon such party. Each of the Amsdells, as applicable, hereby represents and warrants that they have been provided with all rights and benefits under the Family and Medical Leave Act and the Uniform Services Employment and Reemployment Rights Act and that they have been compensated for all hours worked in accordance with federal and state wage and hour laws and that they are not owed any unpaid wages.

2.4 Litigation. Other than the Pending Litigation, each of the Amsdells, Amsdell and Amsdell and Rising Tide hereby represents and warrants that there is no litigation or proceeding, either judicial or administrative, pending, or to the knowledge of such party, threatened, materially affecting the ability of such party to consummate the transactions contemplated hereby.

ARTICLE III – REPRESENTATIONS AND WARRANTIES OF USI, USI

WAREHOUSE, YSI, THE OPERATING PARTNERSHIP, DEAN JERNIGAN AND

KATHLEEN A. WEIGAND

Each of the Operating Partnership, USI, USI Warehouse, YSI, USI Development, Dean Jernigan and Kathleen A. Weigand hereby make each of the representations and warranties set forth in this Article III to each of the Amsdells, Amsdell and Amsdell and Rising Tide, which representations and warranties made by each such party, are true and correct as of the date first written above and will be true and correct as of the Effective Date:

3.1. Organization, Good Standing and Authority. Each of the Operating Partnership, USI, USI Warehouse, YSI and USI Development represents and warrants that it has been duly organized and validly exists in good standing under the laws of its jurisdiction of organization. Each of Dean Jernigan and Kathleen A. Weigand hereby represents and warrants hereto that this Agreement has been duly and validly executed and delivered by him or her; and that this Agreement is the legal, valid and binding obligation of him or her, enforceable against him or her in accordance with the terms hereof or thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement thereof or relating to creditors’ rights generally. Each of the Operating Partnership, USI, USI Warehouse, YSI and USI Development hereby represents and warrants that it has the power and authority to execute, deliver and perform this Agreement and each of the Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby; that this Agreement and each of the Ancillary Agreements to which it is a party has been duly and validly executed and delivered by it; and that this Agreement and each of the Ancillary Agreements to which it is a party is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof or thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement thereof or relating to creditors’ rights generally.

3.2. Consents. Each of Dean Jernigan and Kathleen A. Weigand and each of the Operating Partnership, USI, USI Warehouse, YSI and USI Development hereby represents and warrants that, no consent, approval, permit or order of, nor filing with, any individual, partnership, corporation, trust or other entity, government agency or political subdivision is required in connection with: (i) the execution, delivery and performance by him, her or it of this Agreement and each of the Ancillary Agreements to which he, she or it is a party or (ii) the consummation by him, her or it of the transactions contemplated hereby or thereby, other than such consents, approvals, permits or orders that have been obtained or will be obtained prior to the Effective Date.

3.3. No Violation. Each of Dean Jernigan and Kathleen A. Weigand hereby represents and warrants that, to his or her knowledge, none of the execution, delivery and performance by such party of this Agreement, nor the consummation by such party of the transactions contemplated hereby or thereby, will be in conflict with, or constitute a default (or an event or condition which, with notice of lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the creation or imposition of any lien or encumbrance under, any agreement, note, mortgage or other instrument to which such party is a party or which such party may be bound or subject, or, to such party’s knowledge, violate any court order or decree binding upon such party. Each of the Operating Partnership, USI, USI Warehouse, YSI and USI Development, to its knowledge, hereby represents and warrants that, none of the execution, delivery and performance by such party of this Agreement and each of the Ancillary Agreements to which it is a party, nor the consummation by such party of the transactions contemplated hereby or thereby, will violate any provision of the organizational documents of such party or violate or be in conflict with, or constitute a default (or an event or condition which, with notice of lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the creation or imposition of any lien or encumbrance under, any agreement, note, mortgage or other instrument to which such party is a party or which such party may be bound or subject, or, to such party’s knowledge, violate any court order or decree binding upon such party.

3.4 Litigation. Other than the Pending Litigation, each of Dean Jernigan and Kathleen A. Weigand and each of the Operating Partnership, USI, USI Warehouse, YSI and USI Development hereby represents and warrants that there is no litigation or proceeding, either judicial or administrative, pending, or to the knowledge of such party, threatened, materially affecting the ability of such party to consummate the transactions contemplated hereby.

ARTICLE IV – MISCELLANEOUS

4.1 Notices. All notices, waivers, demands, requests or other communications (each, a “Notice”) required or permitted hereunder shall, unless otherwise expressly provided, be in writing and be deemed to have been properly given, served and received (i) if delivered by messenger, when received, (ii) if mailed, three business days after deposit in the United States mail, certified or registered, postage prepaid, return receipt requested, (iii) if telecopied/faxed, upon confirmed receipt of a telecopied/facsimile transmission or (iv) if delivered by reputable overnight express courier, freight prepaid, the next business day after delivery to such courier; in every case addressed to the party to be notified as follows:

To the Operating Partnership:	U-Store-It, L.P.
50 Public Square, Suite 2800
Cleveland, Ohio 44113
Attention: U-Store-It Trust
Telephone: 216-274-1340
Facsimile: 216-274-1360

To USI:	U-Store-It Trust
50 Public Square, Suite 2800
Cleveland, Ohio 44113
Attention: Secretary
Telephone: 216-274-1340
Facsimile: 216-274-1360

To USI Warehouse:	U-Store-It Mini Warehouse Co.
c/o U-Store-It Trust
50 Public Square, Suite 2800
Cleveland, Ohio 44113
Attention: Secretary
Telephone: 216-274-1340
Facsimile: 216-274-1360

To YSI:	YSI Management LLC
c/o U-Store-It Trust
50 Public Square, Suite 2800
Cleveland, Ohio 44113
Attention: Secretary
Telephone: 216-274-1340
Facsimile: 216-274-1360

To USI Development:	U-Store-It Development LLC
c/o U-Store-It Trust
50 Public Square, Suite 2800
Cleveland, Ohio 44113
Attention: Secretary
Telephone: 216-274-1340
Facsimile: 216-274-1360

To Dean Jernigan:	Dean Jernigan
c/o U-Store-It Trust
50 Public Square, Suite 2800
Cleveland, Ohio 44113
Attention: Dean Jernigan
Telephone: 216-274-1340
Facsimile: 216-274-1360

To Kathleen A. Weigand:	Kathleen A. Weigand
c/o U-Store-It Trust
50 Public Square, Suite 2800
Cleveland, Ohio 44113
Attention: Kathleen A. Weigand
Telephone: 216-274-1340
Facsimile: 216-274-1360

With a copy to:	Daniel R. Warren, Esq.
Baker & Hostetler
3200 National City Center
1900 East Ninth Street
Cleveland, Ohio 44114
Telephone: 216-861-7145
Facsimile: 216-696-0740

and

Stephen S. Zashin, Esq.
Zashin & Rich Co., L.P.A.
55 Public Square, 4th Floor
Cleveland, Ohio 44113
Telephone: 216-696-4441
Facsimile: 216-696-1418

To Rising Tide:	Rising Tide Development, LLC
6755 Engle Road, Suite A
Middleburg Heights, Ohio 44130
Attention: Robert J. Amsdell
Telephone: 440-891-4100
Facsimile: 440-891-4200

To Amsdell and Amsdell:	Amsdell and Amsdell
6755 Engle Road, Suite A
Middleburg Heights, Ohio 44130
Attention: Robert J. Amsdell
Telephone: 440-891-4100
Facsimile: 440-891-4200

To Robert J. Amsdell:	Robert J. Amsdell
6755 Engle Road, Suite A
Middleburg Heights, Ohio 44130
Attention: Robert J. Amsdell
Telephone: 440-891-4100
Facsimile: 440-891-4200

To Barry L. Amsdell:	Barry L. Amsdell
6755 Engle Road, Suite A
Middleburg Heights, Ohio 44130
Attention: Barry L. Amsdell
Telephone: 440-891-4100
Facsimile: 440-891-4200

Any copy of any Notice delivered to any of Rising Tide, Robert J. Amsdell or Barry L. Amsdell shall be delivered to:

Kohrman Jackson & Krantz, PLL
One Cleveland Center, 20th Floor
1375 East Ninth Street
Cleveland, Ohio 44114
Attention: Marc C. Krantz, Esq.
Telephone: 216-736-7204
Facsimile: 216-621-6536

To Todd C. Amsdell:	Todd C. Amsdell
6755 Engle Road, Suite A
Middleburg Heights, Ohio 44130
Attention: Todd C. Amsdell
Telephone: 440-891-4100
Facsimile: 440-891-4200

with a copy to:	Thomas H. Barnard
Ulmer Berne LLP
1660 West 2nd Street, Suite 1100
Cleveland, Ohio 44113
Telephone: 216-583-7200
Facsimile: 216-583-7201

To Kyle V. Amsdell:	Kyle V. Amsdell
6755 Engle Road, Suite A
Middleburg Heights, Ohio 44130
Attention: Kyle V. Amsdell
Telephone: 440-891-4100
Facsimile: 440-891-4200

with a copy to:	Robert M. Wolff
Littler Mendelson, P.C.
1100 Superior Avenue
20th Floor
Cleveland, Ohio 44114
Telephone: 216-696-7600
Facsimile: 216-696-2038

4.2 Amendment; Waiver. This Agreement may not be amended except by an instrument in writing signed by the parties hereto. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

4.3 Entire Agreement; Counterparts; Applicable Law. This Agreement (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, (ii) may be executed in one or more counterparts, which may include a .pdf signature, each of which will be deemed an original but all of which, together, shall constitute one and the same instrument; provided that this Agreement shall not be effective until each party shall have delivered their counterpart to the other parties, and (iii) shall be governed in all respects, including, without limitation, validity, interpretation and effect, by the laws of the State of Ohio without giving effect to the conflict of law provisions thereof.

4.4 Severability. If any provision of this Agreement is for any reason held to any extent to be invalid, void or unenforceable, the remaining provisions of this Agreement shall not be effected or impaired and such remaining provisions shall remain in full force and effect. In such event, the parties hereto shall use good faith efforts to agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and execute any amendment, consent or agreement agreed by the parties hereto to be necessary or desirable to effect such replacement.

4.5 Article and Section Headings. Article and Section headings contained in this Agreement are for reference only and shall not be deemed to have any substantive effect or to limit or define the provisions contained herein.

4.6 Successors and Assigns. This Agreement shall be binding upon and shall be enforceable by and inure to the benefit of the parties hereto and their successors and permitted assigns. Neither of the parties may assign or otherwise transfer its interest in this Agreement or its duties and obligations under this Agreement to any person without the prior written consent of the other party, which consent may be conditioned, withheld or delayed in such other party’s sole and absolute discretion.

4.7 No Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, is intended to confer any rights or remedies upon any person, other than the parties hereto and their respective successors or assigns.

4.8 Reliance. Each party to this Agreement acknowledges and agrees that it is not relying on tax advice or other advice from the other party to this Agreement and that it has or will consult with its own advisors. Each party has been advised to consult with an attorney prior to executing this Agreement.

4.9 Effective Date. This Agreement shall be effective (“Effective Date”) concurrently with the closing contemplated by the 2007 Acquired Properties Purchase Agreement and Robert Amsdell agrees that he was given twenty-one (21) calendar days to consider this Agreement before signing it but he may choose to execute this Agreement before the expiration of such period. Robert Amsdell also has seven (7) calendar days to revoke, in writing, this Agreement from the date of execution by Robert Amsdell. This Agreement will not become effective or enforceable until Robert Amsdell’s seven (7) day period has expired. If the 2007 Acquired Properties Purchase Agreement is terminated by any party thereto without the closing as defined therein having occurred or for any other reason the closing under the 2007 Acquired Properties Purchase Agreement does not occur or if Robert Amsdell has revoked this Agreement within seven (7) calendar days, this Agreement shall be of no force or effect.

[signature page follows]

Accepted this 6th day of August, 2007

Rising Tide Development, LLC				U-Store-It Trust
By:	Mizzen, LLC, its Sole Member
	By:	Amsdell Holdings X, Inc., its Manager		By:	/s/ Dean Jernigan
				Its:	President and CEO
		By:	/s/ Robert J. Amsdell
Robert J. Amsdell, President

Amsdell and Amsdell		U-Store-It, L.P.
		By:	U-Store-It Trust,
its general partner

By:	/s/ Robert J. Amsdell	By:	/s/ Dean Jernigan
Its:	General Partner	Its:	President and CEO

/s/ Robert J. Amsdell		YSI Management, L.L.C.
Robert J. Amsdell, individually

		By:	/s/ Dean Jernigan
		Its:	President

/s/ Barry L. Amsdell		U-Store-It Mini Warehouse Co.
Barry L. Amsdell, individually

		By:	/s/ Dean Jernigan
		Its:	President

/s/ Todd C. Amsdell		/s/ Dean Jernigan
Todd C. Amsdell, individually		Dean Jernigan, individually

/s/ Kyle V. Amsdell		/s/ Kathleen A. Weigand
Kyle V. Amsdell, individually		Kathleen A. Weigand, individually

U-Store-It Development, LLC

By:	/s/ Dean Jernigan
Its:	President